UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 24, 2008

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

115 West Century Road - Suite 260
Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:           (201) 568-9300

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

        On January 24, 2008, the Company issued a press release announcing that it has issued inducement grant stock options outside the Company’s Stock and Awards Plan pursuant to NASDAQ Marketplace Rule 4350 in connection with the employment of Christine Sacco, who has joined the Company as vice president and operations controller. Ms. Sacco has not previously been employed by the Company. The text of the release is attached as Exhibit 99.1.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit 99.1: Text of the Press Release of Smart Balance, Inc. issued January 24, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART BALANCE, INC.
(registrant)
January 25, 2007	By: /s/ Robert S. Gluck
Robert S. Gluck
Vice Chairman and COO

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